UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 12, 2016 (December 8, 2016)

GLORYWIN ENTERTAINMENT GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55100	27-3369810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20/F, AIA Tower, Nos 251A-301

Avenida Commercial de Macau, Macau
(Address of principal executive offices)

+853 8294-2333
(Registrant's telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On December 8, 2016, Glorywin Entertainment Group Inc., a Nevada Corporation (the “Company”) changed its name and received the Nevada business license under the Company’s new name “Top Honesty Group Inc.” As the business license indicates, the Company officially changed its name from “Glorywin Entertainment Group Inc.” to “Top Honesty Group Inc.” with the State of Nevada. The Company plans to file a corporate action to change its name with the Financial Industry Regulatory Authority (“FINRA”) after the Company has filed all reports required to be filed with the U.S. Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended. The Company’s stock will be traded under the name of “Glorywin Entertainment Group Inc.” until the corporate action with FINRA is completed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation dated November 29, 2016

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLORYWIN ENTERTAINMENT GROUP INC.

Date: December 12, 2016	By:	/s/ Eng Wah Kung
Eng Wah Kung
Chief Executive Officer

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